CREDIT FACILITY	3 Months Ended
Mar. 31, 2025
Debt Disclosure [Abstract]
CREDIT FACILITY

NOTE 7 – CREDIT FACILITY

On October 1, 2024, the Company entered into a facility agreement with L.I.A. Pure Capital Ltd. (the “Lender”) for financing of up to €6,000 thousand (the “Pure Capital Credit Facility”), of which €2,000 thousand may be used for the Loan and Partnership Agreement in Germany, and the remaining €4,000 thousand for other pre-approved projects. The facility bears annual interest of 7%, payable in advance and deducted from each drawdown, for a period of 24 months.

The facility will expire upon full drawdown or five years from the agreement date, whichever occurs first. Borrowed amounts are to be repaid from project proceeds or 33% of proceeds from other Company financings during the drawdown period.

In connection with the facility, the Company issued a five-year warrant to the Lender to purchase 1,850,000 shares of common stock at an exercise price of $1.00 per share. The Warrant Shares will be exercisable immediately after the issuance. Furthermore, the exercise price and number of Warrant Shares are subject to adjustments upon the issuance of common stock, issuance of options, issuance of convertible securities and stock combination events, as detailed in the Warrant.

On December 5, 2024, the Lender agreed, pursuant to a waiver agreement, not to convert the warrants shares unless and until the stockholder of the Company approve the issuance of the warrants. Such approval had not been received as of March 31, 2025.

The Company determined that the warrant is not considered indexed to the Company’s own stock. The Company elected to account for the Warrant Shares under the fair value option in accordance with ASC 825. The Company estimated the fair value of the Warrant Shares as of October 1, 2024, December 31, 2024 and March 31, 2025, using the Black-Scholes option pricing model.

N2OFF, INC.

NOTES TO CONDENSED CONSOLIDATED INTERIM FINANCIAL STATEMENTS (unaudited)

NOTE 7 – CREDIT FACILITY (continued)

The assumptions used to perform the calculations are detailed below:

Fair value of the conversion feature	October 1, 2024	December 31, 2024	March 31, 2025
Expected volatility (%) (*)	117.19%	117.68%	151.68%
Risk-free interest rate (%)	3.51%	4.38%	3.96%
Expected dividend yield	0.0%	0.0%	0.0%
Expected term of options (years)	5	5	4.5
Exercise price (US dollars)	$1	$1	$0.1
Share price (US dollars)	$0.247	$0.248	$0.239
Fair value (U.S. dollars)	$307	$312	$415

(*)	The expected volatility was based on the historical volatility of the share price of the Company.

On January 6, 2025, and February 12, 2025, the Company drew down gross amounts of €375 thousand (approximately $386) and €645 thousand (approximately $665), respectively. Interest in the total amount of €72 thousand (approximately $77) was deducted from the gross drawdowns and was recorded in the statement of comprehensive loss.

On March 10, 2025, the Company repaid €230 thousand (approximately $248).

The Company elected to account for the loans drawn under the credit facility under the fair value option in accordance with ASC 825. The Company estimated the fair value of the loans drawn under the credit facility using a third-party appraiser and the assumptions were based on repayments scenario analysis that considered various possible outcomes regarding the timing of sale of the project and estimations regarding Company’s future fundraising.

The interest rate was determined, among other things, using the Ba2 yield curve as of March 31, 2025, at 15.2% for the loan’s remaining term. The Company calculated the fair value of the loans drawn under the credit facility as of March 31, 2025, at €704 thousand (approximately $764) and recorded interest income in the amount of $94.